UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

       Date of Report (date of earliest event reported):  JULY 25, 2005


                              WAUSAU PAPER CORP.
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 25, 2005, the Company reported a net loss of $2.7 million, or $.05 per share, for the second quarter ended June 30, 2005, as compared to a net earnings of $3.7 million, or $.07 per share, for the second quarter of 2004. Results included after-tax charges of $6.0 million, or $.12 per share, related to the previously announced closure of the Brokaw, Wisconsin, sulfite pulp mill. A copy of the news release is furnished as Exhibit 99.1 to this report.*

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1* News release dated July 25, 2005

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU PAPER CORP.



Date:  July 25, 2005                By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance


                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              WAUSAU PAPER CORP.
                              DATED JULY 25, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




99.1  NEWS RELEASE DATED JULY 25, 2005